Supplement dated July 7, 2016 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2016

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

May 1, 2016
Pinnacle V (post 1-1-12)	May 1, 2016

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement for future reference.

In Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled PIMCO Variable Insurance Trust, the description of the PIMCO Total Return Portfolio is replaced with the following:

PIMCO Total Return Portfolio

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.  The Portfolio invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), and may invest up to 30% of its total assets in securities denominated in foreign currencies.  The Portfolio may invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities.

The information in Appendix G is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Morgan Stanley UIF U.S. Real Estate, Class II(12), (16)	0.80%	0.25%	0.27%	0.00%	1.32%	0.12%	1.20%

(12) The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.

(16) The Portfolio’s Advisor has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20%.  The fee waivers and/or expense reimbursements will continue for at least one year or until the Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.